UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2004

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)

(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐                                   Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐                                   Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.03                                           Bankruptcy or Receivership.

On October 20, 2004, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order (the “Confirmation Order”) confirming the Second Amended and Restated Plan of Reorganization (the “Plan”) of NorthWestern Corporation (the “Company”) under Chapter 11 of the Bankruptcy Code.  A copy of the Plan is attached hereto as Exhibit 2.1 and a copy of the Confirmation Order is attached hereto as Exhibit 2.2 and each is incorporated herein by reference.

A copy of the Company’s press release published on October 20, 2004 announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SUMMARY OF THE PLAN

The material features of the Plan are, in summary, as follows:

The Company’s previously existing and outstanding common stock will be cancelled, and no distribution pursuant to the Plan or otherwise will be available for current shareholders.

Holders of senior unsecured notes of the Company and general unsecured claims in excess of $20,000 will receive, pro rata, 32,660,000 shares of common stock representing 92 percent (92%) of the Company’s newly issued common stock, of which 4,409,100 shares will be held in reserve for future issuance to satisfy unresolved claims.

Holders of the Company’s Trust Originated Preferred Securities, and other subordinated creditors who so choose, will be eligible to receive, pro rata, 8 percent (8%) of the Company’s newly issued common stock and warrants exercisable for an additional 13 percent (13%) of the common stock in the reorganized Company.

Unsecured convenience claims of $20,000 or less each will be paid in full in cash.

Holders of secured bonds, including the Company’s First Mortgage, Pollution Control and Gas Transition Bonds, will not be impaired and will be reinstated.

Environmental claims will not be impaired.  With respect to the Milltown Dam Superfund site, the Company will fulfill its obligations consistent with a previous court-approved settlement.

ORGANIZATIONAL DOCUMENTS

As a condition precedent to the effectiveness of the Plan, a new certificate of incorporation (the “Charter”) and by-laws for the Company have been adopted and will be effective only upon the effective date of the Plan as defined in the Plan.  The Charter will be filed with the Secretary of State of the State of Delaware to be effective on the date the Company consummates the Plan to organize the Company as a Delaware corporation.  The Charter is attached hereto as Exhibit 3.1 and the bylaws are attached hereto as Exhibit 3.2.

BOARD OF DIRECTORS

Pursuant to the Plan, the new Board of Directors of the Company has been designated, but their appointment will become effective only on the effective date of the Plan. It is anticipated that the effective date of the Plan will be November 1, 2004. The new board of directors will replace Messrs. Lawrence J. Ramaekers, Randy G. Darcy, Bruce I. Smith, Jerry W. Johnson and Larry F. Ness and Ms. Marilyn R. Seymann in accordance with the Plan on such date.  The new designated directors are Messrs. Stephen P. Adik, E. Linn Draper, Jr., Jon S. Fossel, Phillip L. Maslowe and Corbin A. McNeill, Jr. and Ms. Julia L. Johnson.  Gary G. Drook, the Company’s Chief Executive Officer, will remain on the Board.  Pursuant to the Plan, each new designated director will serve until the 2005 annual meeting of shareholders, which is tentatively scheduled for August 2005.  Biographical information for each of the Company’s new designated directors is set forth in a Press Release filed as Exhibit 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 15, 2004 and incorporated herein by reference.

CONDITIONS PRECEDENT TO EFFECTIVENESS OF PLAN

Our plan of reorganization provides that it will become effective upon the satisfaction or waiver of the following conditions:

•                     the confirmation order, which was entered by the Bankruptcy Court on October 20, 2004, has become final, which means that:

•                     the order has not been reversed or stayed and the time to appeal, seek rehearing or reargument or file a petition for certiorari has expired, all of which we refer to as a Confirmation Challenge; or

•                     if there is a timely-filed Confirmation Challenge, either the Confirmation Challenge has been dismissed or the confirmation order has been ultimately upheld by the highest court having jurisdiction over the Confirmation Challenge;

•                     each of our plan of reorganization (and all exhibits thereto) and the newly issued common stock has been effected or executed and delivered;

•                     the Secured Superpriority Debtor-in-Possession Credit and Guaranty Agreement, dated as of September 19, 2003, among NorthWestern Corporation, a Debtor and Debtor-in-Possession, as Borrower, the Other Loan Parties Party Thereto as Guarantors, the Lenders Party Thereto From Time to Time, and Bank One, NA (with its main office in Chicago, Illinois), as Initial Lender, Agent and LC Issuer has been extinguished;

•                     all outstanding fees and expenses of professionals retained by us or the creditors’ committee and of the Montana Public Service Commission have been paid and a reserve has been established by us for estimated fees rendered after the effective date;

•                     all actions, other documents and agreements necessary to implement our plan of reorganization have been effected or executed and delivered;

•                     the trust agreement for the trust into which claims against our directors’ and officers’ insurance policies, which we refer to as the Directors and Officers Trust, has been executed by us and the trustees thereunder;

•                     the proceeds from our directors’ and officers’ insurance policies have been assigned to the Directors and Officers Trust pursuant to an insurance assignment agreement which has been executed and is in full force and effect;

•                     all assets required to be delivered to the Directors and Officers Trust have been delivered to the Directors and Officers Trust on the effective date;

•                     our charter and by-laws for the reorganized company are in full force and effect;

•                     we have obtained either (i) a private letter ruling from the Internal Revenue Service establishing the Directors and Officers Trust as a ‘‘qualified settlement fund’’ or (ii) other decisions, opinions or assurances regarding the tax consequences of our plan of reorganization; and

•                     any other material conditions that we, after consultation with the creditors’ committee, determine must be satisfied have been satisfied.

ISSUANCE OF SECURITIES

The equity securities of the Company to be outstanding as of the effective date of the Plan will be only those securities issued under the Plan, which will consist of 35,500,000 shares of common stock. Of these shares, 4,409,100 shares of common stock will be reserved to satisfy allowed unsecured and other unresolved claims.  In addition, we will issue to the holders of certain claims in our bankruptcy case warrants to purchase up to 5,304,598 additional shares of our common stock at an exercise price of $28.48 per share.  These warrants will expire on the third anniversary of the effective date of our Plan.

ASSETS AND LIABILITIES

Information as to the assets and liabilities of the Company as of August 31, 2004, the most recent practicable date prior to the confirmation date, is set forth in the Company’s Operating Report filed with the Bankruptcy Court, a copy of which is attached hereto as Exhibit 2.3 and incorporated herein by reference.

Item 3.02                                           Unregistered Shares of Equity Securities.

The information set forth under Item 1.03 Bankruptcy or Receivership is incorporated herein by reference.  The shares of our common stock and the warrants to purchase common stock disclosed therein are to be issued pursuant to the Plan in reliance on the exemption from registration under the Securities Act of 1933, as amended, provided by Section 1145 of the Bankruptcy Code.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth under Item 1.03 Bankruptcy or Receivership is incorporated herein by reference.

Item 5.01                                           Changes in Control of Registrant.

The information set forth under Item 1.03 Bankruptcy or Receivership is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth under the caption “Board of Directors” under Item 1.03 Bankruptcy or Receivership is incorporated herein by reference.

Pursuant to the Plan, on the effective date of the Plan, the composition of the committees of the new board is expected to be as follows:

Committee	Members (*Chair)
Audit	Mr. Adik*
Mr. Fossel
Mr. McNeill

Human Resources	Mr. Maslowe*
Ms. Johnson
Mr. McNeill

Governance	Mr. Fossel*
Mr. Draper
Ms. Johnson

Information required by Item 404(a) of Regulation S-K is unavailable at this time.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.03 Bankruptcy or Receivership is incorporated herein by reference.  The new Charter and the new bylaws disclosed therein are to be effective on the effective date of the Plan, which is anticipated to be November 1, 2004.

Item 9.01                                                                     Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
2.1*	Second Amended and Restated Plan of Reorganization of NorthWestern Corporation
2.2*	Order Confirming the Second Amended and Restated Plan of Reorganization of NorthWestern Corporation
2.3*	NorthWestern Corporation’s Monthly Operating Report for the Period August 1, 2004 to August 31, 2004
3.1*	Proposed Articles of Incorporation of NorthWestern Corporation
3.2*	Proposed By-laws of NorthWestern Corporation
99.1*	Press Release of NorthWestern Corporation dated October 20, 2004 regarding confirmation of the Company’s Second Amended and Restated Plan of Reorganization
99.2

Press Release of NorthWestern Corporation dated October 14, 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2004).

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Thomas J. Knapp

Thomas J. Knapp

Vice President and Deputy General Counsel

Date:  October 26, 2004

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
2.1*	Second Amended and Restated Plan of Reorganization of NorthWestern Corporation
2.2*	Order Confirming the Second Amended and Restated Plan of Reorganization of NorthWestern Corporation
2.3*	NorthWestern Corporation’s Monthly Operating Report for the Period August 1, 2004 to August 31, 2004
3.1*	Proposed Articles of Incorporation of NorthWestern Corporation
3.2*	Proposed By-laws of NorthWestern Corporation
99.1*	Press Release of NorthWestern Corporation dated October 20, 2004 regarding confirmation of the Company’s Second Amended and Restated Plan of Reorganization
99.2

Press Release of NorthWestern Corporation dated October 14, 2004 (incorporated by reference to Exhibit 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 15, 2004).

* filed herewith